U.S. Securities and Exchange Commission

Washington, D.C. 20549

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Form 8-k

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

of earliest event reported)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 2, 2014

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Commission File No. 000-53674

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Revolutionary Concepts, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	27-0094868
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1914 JN Pease Place,

Charlotte, NC 28262

(Address of principal executive offices)

(980) 225-5376

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

As used in this report, the terms "we", "us", "our", "our company" “RCI” refer to Revolutionary Concepts, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Section 8 - Other Events

Item 8.01 Other Events

Revolutionary Concepts Signs Agreement with Company for $10 Million Credit Facility

Revolutionary Concepts Inc., wholly owned subsidiary Greenwood Finance Group has signed an Agreement with a funding company for a $10 million revolving line of credit for capital funding. The Agreement allows Greenwood to partner in business with an experienced company in the financing services and investment banking industry.

The terms of the Agreement includes among other things;

(a) the facility is a senior term loan credit facility

(b) the credit facility has an initial two year term

(c) the Agreement has other financial covenants and conditions which are consistent with industry standards

The proceeds for the credit facility are intended to be used for working capital, investments, acquisition of distressed financial assets, and to provide short-term financing to small and mid-cap companies. The capital funding will provide Greenwood with the ability to purchase and acquire alternative undervalued financial assets of other companies to grow the size its expanding portfolio.

Item 9.01 Financial Statements and Exhibits.

(d) None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Revolutionary Concepts, Inc.
Date: July 2, 2014	By:	/s/ Ronald Carter

Ronald Carter Chairman and President